                                                                   EXHIBIT 10.29



                                PROMISSORY NOTE
                              AND PLEDGE AGREEMENT



$500,000                                                     Date: July 24, 2000
                                                              Irvine, California


         FOR VALUE RECEIVED, the undersigned promises to pay to BIZ Interactive Zone, Inc., a Delaware corporation (the "Company"), or order, at its principal office (now located in Irvine, California), or such other place as the Company shall designate, the principal sum of Five Hundred Thousand Dollars ($500,000) on July 24, 2004 (the "Maturity Date"). Unpaid principal shall bear interest from the date hereof at a rate of five percent (5%) per annum, compounded annually. Accrued but unpaid interest shall be payable on each anniversary of the date hereof and on the Maturity Date. The entire outstanding balance of principal and accrued but unpaid interest shall be due and payable on the Maturity Date.

         Each payment shall be credited first to interest then due and the remainder to principal. Should interest not be paid when due hereunder, it shall be added to the principal and thereafter bear like interest as the principal, provided such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

         The Company may at its option accelerate, in whole or in part, the maturity of the outstanding principal balance due on this Note and any accrued interest thereon upon the occurrence of any of the following events:

         1. The resignation of the undersigned as a director of the Company (or any present or future parent and/or subsidiary corporations of the Company) for any reason, or no reason, with or without cause.

         2. A default in the payment of any installment of principal and/or interest when due.

         3.       A sale of the Pledged Stock (as defined below).

         4. Such acceleration is reasonably necessary for the Company to comply with any regulations promulgated by the Board of Governors of the Federal Reserve System affecting the extension of credit in connection with the Company's securities.

         The undersigned waives demand, presentment, notice of protest, notice of demand, dishonor, diligence in collection and notices of intention to accelerate maturity. Any such acceleration may be automatically effectuated by the Company by making an entry to such effect in its records, in which event the unpaid balance on this Note shall become immediately due and payable without demand or notice.

         Principal and interest are payable in lawful money of the United States of America. The undersigned may prepay any amount due hereunder, without premium or penalty.

         In the event the Company incurs any costs or fees in order to enforce payment of this Note or any portion thereof, the undersigned agrees to pay to the Company, in addition to such amounts as are owed pursuant to this Note, such costs and fees, including, without limitation, a reasonable sum for attorneys' fees.

         The undersigned hereby waives to the full extent permitted by law all rights to plead any statute of limitations as a defense to any action hereunder.

         As security for the full and timely payment of this Note, the undersigned hereunder pledges and grants to the Company a security interest in Eight Hundred Seventy-Five Thousand Forty-Four (875,044) shares of the Company's Class A Common Stock, $0.001 par value per share (the "Pledged Stock"), purchased by the undersigned pursuant to the terms of the Stock Purchase Agreement attached hereto as Exhibit A, together with any stock subscription rights, liquidating dividends, stock dividends, new securities of any type whatsoever, or any other property which the undersigned is or may be entitled to receive as a result of the undersigned's ownership of the Pledged Stock. The undersigned shall, upon execution of this Note, deliver all certificates representing the Pledged Stock to the Secretary of the Company as the agent for the Company (the "Agent") pursuant to the Joint Escrow Instructions attached hereto as Exhibit B of even date herewith between the Company and the maker of this Note. The Agent shall hold the Pledged Stock solely for the benefit of the Company to perfect the security interest granted hereunder.

         Notwithstanding the foregoing, the undersigned acknowledges that this
Note is a full recourse note and that the undersigned is liable for full payment of this Note without regard to the value at any time or from time to time of the Pledged Stock. In the event of any default in the payment of this Note, the Company shall have and may exercise any and all remedies of a secured party under the California Commercial Code, and any other remedies available at law or in equity, with respect to the Pledged Stock. The undersigned (i) acknowledges that state or federal securities laws may restrict the public sale of securities, and may require private sales at prices or on terms less favorable to the seller than public sales and (ii) agrees that where the Company, in its sole discretion, determines that a private sale is appropriate, such sale shall be deemed to have been made in a commercially reasonable manner.

         In the event the undersigned desires to obtain a release from the Company's security interest in some or all of the Pledged Stock, the undersigned shall pay that portion of the principal balance of this Note equal to the purchase price of the Pledged Stock being released plus accrued interest thereon. The Company shall thereafter instruct the Agent to effect such release, provided that the fair market value of the Pledged Stock to remain subject to the Company's security interest (as determined by the Board of Directors of the Company or by the closing price on the date of such instruction of the Company's Class A Common Stock on the securities exchange or market system constituting the primary market for such stock) shall satisfy the conditions of Regulation U, as promulgated by the Board of Governors of the Federal Reserve System, or other comparable law or regulation.

         The failure of the Company to exercise any of the rights created hereby, or to promptly enforce any of the provisions of this Note, shall not constitute a waiver of the right to exercise such rights or to enforce any such provisions.

         As used herein, the undersigned includes the successors, assigns and distributees of the undersigned.

         As used herein, the Company includes the successors, assigns and distributees of the Company, as well as a holder in due course of this Note.

         This Note is made under and shall be construed in accordance with the laws of the State of California, without regard to the conflict of law provisions thereof.


                                                 /s/ Kris Shah
                                      __________________________________________
                                      Signature

                                      Kris Shah
                                      __________________________________________
                                      Name Printed

                                      40 Mission Bay Drive
                                      __________________________________________
                                      Address

                                      Corona Del Mar, CA 92625
                                      __________________________________________


         BIZ Interactive Zone, Inc., a Delaware corporation, hereby approves the terms of the above Promissory Note and Pledge Agreement executed by Kris Shah effective as of Ju, 2000.



Dated: _________________, 2000       BIZ Interactive Zone, Inc.,
                                     a Delaware corporation



                                                 /s/ Marvin J. Winkler
                                      __________________________________________
                                      Marvin J. Winkler, Chief Executive Officer

                                    EXHIBIT A

                            STOCK PURCHASE AGREEMENT












                                    Exhibit A

                                    EXHIBIT B

                            JOINT ESCROW INSTRUCTIONS


         These Joint Escrow Instructions are entered into as of July 24, 2000.


                                    RECITALS

         1. BIZ Interactive Zone, Inc., a Delaware corporation (the "Company"), and the undersigned Purchaser (the "Purchaser") desire to appoint the Secretary of the Company, as their agent (the "Agent") with respect to certain certificate(s) evidencing shares of the Company's Class A Common Stock, par value $0.001 per share, purchased by the Purchaser (the "Stock").

         2. The Purchaser has executed a Promissory Note and Pledge Agreement dated July 24, 2000 (the "Note").


                               ESCROW INSTRUCTIONS

         The Company and the Purchaser hereby authorize and direct the Agent to hold the documents and certificate(s) delivered to the Agent pursuant to these Escrow Instructions and to take the following actions with respect thereto, and the Company and the Purchaser hereby agree as follows:

         1. The Purchaser hereby delivers and/or agrees to deliver to the Agent the Purchaser's certificate(s) evidencing the Stock and an Assignment Separate from Certificate executed in blank.

         2. The provisions of these Escrow Instructions shall apply for so long as the Company has a security interest in the Stock pursuant to the Note. Upon full repayment by the Purchaser of all indebtedness under the Note, this escrow shall terminate.

         3. As security for the full repayment of the Note, the Purchaser has granted (and hereby confirms) to the Company a security interest in the Stock, together with any stock subscription rights, liquidation dividends, stock dividends, new securities of any type whatsoever, or any other property which the Company is or may be entitled to receive as a result of the Purchaser's ownership of the Stock. Notwithstanding anything herein to the contrary, the Agent holds the certificate(s) representing the Stock as the Company's agent to perfect the Company's security interest in the Stock, and not as an escrow holder for the Purchaser and the Company. Nothing herein shall be construed to permit the Employee any control over the Stock while so held, the right to direct disposal of the Stock, or any other rights inconsistent with the Agent's possession of the certificate(s) as perfecting the Company's security interest. In the event the Employee fails to make any payment under the Note, or otherwise defaults in any obligation due the Company, the Agent shall deliver the certificate(s) to the Company, or take such other action as the Company, as a secured creditor under the California Commercial Code, shall direct.




                                  Exhibit B-1

         4. To facilitate the exercise of the Company's rights as a secured party and the performance of these instructions, the Employee does hereby constitute and appoint the Agent as the Employee's attorney-in-fact and agent for the term of this escrow to execute with respect to such securities all stock certificates, stock assignments, or other instruments which shall be necessary or appropriate to make such securities negotiable and complete any transaction herein contemplated including the Company's exercise of its rights as a secured party. The Employee understands that such appointment is coupled with an interest and is irrevocable. Subject to the provisions of these Escrow Instructions, the Employee shall exercise all rights and privileges of a stockholder of the Company while the Stock is held by the Agent; provided, however, the Employee may not sell, transfer, dispose of, or in any manner encumber any shares of the Stock while such shares of Stock are held by Agent hereunder.

         5. If at the time of termination of this escrow, the Agent shall have in its possession any documents, securities, or other property belonging to the Employee, the Agent shall deliver all of same to the Employee and shall be discharged of all further obligations hereunder.

         6. The Agent's duties hereunder may be altered, amended, modified, or revoked only by a writing signed by the Company and the Employee, and approved by the Agent.

         7. The Agent shall not be personally liable for any act the Agent may do or omit to do hereunder as escrow agent, agent for the Company, or attorney in fact for the Employee while acting in good faith and in the exercise of the Agent's own good judgment, and any act done or omitted by the Agent pursuant to the advice of the Agent's own attorneys shall be conclusive evidence of such good faith.

         8. The Agent is hereby expressly authorized to disregard any and all warnings by any of the parties hereto or by any other person, firm, corporation, or other entity, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments, or decrees of any court. In the event the Agent obeys or complies with any such order, judgment, or decree of any court, the Agent shall not be liable to any of the parties hereto or to any other person, firm, corporation, or other entity by reason of such compliance notwithstanding that any such order, judgment, or decree shall be subsequently reversed, modified, annulled, set aside, vacated, or found to have been entered without jurisdiction.

         9. The Agent shall not be liable in any respect on account of the identity, authorities, or rights of the parties executing or delivering or purporting to execute or deliver any agreements or documents called for by the Stock Purchase Agreement (the "Stock Purchase Agreement") or any documents or papers deposited or called for hereunder.

         10. The Agent shall not be liable for the barring of any rights under the statute of limitations with respect to these Escrow Instructions or any documents deposited with the Agent.

         11. By signing these Escrow Instructions, the Agent becomes a party hereto only for the purpose of said Escrow Instructions. The Agent shall not be considered a party to the Stock Purchase Agreement or to any documents or agreements called for by the Stock Purchase Agreement.




                                  Exhibit B-2

         12. The Agent may resign from its duties hereunder at any time upon written notice to the Company and the Employee and delivery of all documents and certificates held in this escrow to the successor escrow agent. If a successor escrow agent has not been appointed within thirty (30) days, the Agent may deliver all such documents and certificates to the Company, at which time, all further responsibilities and duties of the Agent shall cease.

         13. If prior to the termination of these Escrow Instructions the Agent shall resign or otherwise cease to operate as escrow agent, a successor escrow agent shall be designated by the Company. The Company may, at any time, substitute another party in the Agent's place as escrow agent hereunder, and the Employee hereby expressly accepts such substitution.

         14. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  (a)      if to the Company, to:

                           BIZ Interactive Zone, Inc.
                           2030 Main Street, Suite 1250
                           Irvine, California 92614
                           Attn.:  President

                  (b)      if to the Employee, to:


                           Kris Shah
                           40 Mission Bay Drive
                           Corona Del Mar, CA 92625

                  (c)      if to the Agent, to:

                           Secretary
                           BIZ Interactive Zone, Inc.
                           2030 Main Street, Suite 1250
                           Irvine, California 92614

         15. The provisions of these Escrow Instructions shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         16. These Escrow Instructions shall be governed, to the fullest extent possible, by the laws contained in the California Commercial Code, including any regulations or judicial interpretations with respect thereto. To the extent that any matter is not governed by the laws contained in the California Commercial Code, such matter shall be governed by the laws of the state of the Employee's residence as such laws are applied to agreements between residents of such state entered into and to be performed entirely within the such state without giving effect to any applicable conflicts of law principles.




                                  Exhibit B-3

         17. These Escrow Instructions contain the entire understanding of the Company and the Employee, and there are no other contracts, agreements, understandings, representations, warranties, or covenants with respect to the subject matter contained herein.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]





                                  Exhibit B-4

         IN WITNESS WHEREOF, the Company and the Employee have executed these Escrow Instructions as of the date first above written.



                                        BIZ INTERACTIVE ZONE, INC.,
                                        a Delaware corporation



                                        By:        /s/ Marvin J. Winkler
                                           __________________________________

                                        Title: Marvin J. Winkler,
                                               Chief Executive Officer


                                        PURCHASER:



                                                 /s/ Kris Shah
                                        ______________________________________
                                                     Kris Shah
ESCROW AGENT:


    /s/ Thomas E. Schiff
______________________________
Thomas E. Schiff, Secretary




                                  Exhibit B-5

                      ASSIGNMENT SEPARATE FROM CERTIFICATE



         FOR VALUE RECEIVED the undersigned does hereby sell, assign and transfer unto______________________________________________ shares of Class A
Common Stock, par value $0.001 per shares, of BIZ Interactive Zone, Inc. (the "Company") standing in the undersigned's name on the books of said corporation represented by Certificate No. ________ herewith and does hereby irrevocably constitute and appoint, Attorney to transfer the said stock on the books of said corporation with full power of substitution in the premises.



Dated:  ___________________


                                        /s/ Kris Shah
                                        ________________________________________
                                        Kris Shah